SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                            The Montgomery Funds III

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1)
         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
         (1) Amount previously paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration no:
                         Schedule 14A;33-84450; 811-8782

--------------------------------------------------------------------------------
         (3) Filing Party:  The Montgomery Funds III

--------------------------------------------------------------------------------
         (4) Date Filed:  May 12, 1997

--------------------------------------------------------------------------------

                                     [LOGO]


                              THE MONTGOMERY FUNDS


                                Proxy Statement
                                      and
                          Notice of Special Meeting of
                                Shareholders of
                            The Montgomery Funds III


                                 JUNE 23, 1997

                            THE MONTGOMERY FUNDS III

                              101 California Street
                         San Francisco, California 94111
                                  (800)572-3863

                 Joint Notice of Special Meeting of Shareholders
                            To Be Held June 23, 1997

         To the shareholders of the following series of The Montgomery Funds III (each, a "Fund" and collectively, the "Funds"):

o Montgomery Variable Series: Growth Fund          o Montgomery Variable Series:
                                                     Emerging Markets Fund
o Montgomery Variable Series: International
  Small Cap Fund

Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of each Fund above will be held on Monday, June 23, 1997, at 9:00 a.m., local time, at 101 California Street, San Francisco, California 94111. Each Fund is a separate series of The Montgomery Funds III, a Delaware business trust (the "Trust").

         At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote on the following proposals:

         1. To approve a new Investment Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. (the "Manager") will be acquired by New Montgomery, a subsidiary of Commerzbank AG, as further described in the accompanying Proxy Statement;

         2. To authorize the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure;

         3.  To  approve   certain   changes  to  the   fundamental   investment
restrictions of each Fund; and

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund will vote separately to approve each proposal. If you hold shares of more than one Fund, you will receive a proxy card for each Fund.

Please complete all proxy cards you receive. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.


                                       By Order of the Board of Trustees of
                                       The Montgomery Funds III



                                       R. Stephen Doyle
                                       Chairman and Chief Executive Officer

San Francisco, California
May 9, 1997

                            THE MONTGOMERY FUNDS III

                              101 California Street
                         San Francisco, California 94111
                                 (800) 572-3863

                                 PROXY STATEMENT

         To the shareholders of the following series of The Montgomery Funds III (each, a "Fund" and collectively, the "Funds"):

o Montgomery Variable Series: Growth Fund          o Montgomery Variable Series:
                                                     Emerging Markets Fund
o Montgomery Variable Series: International
  Small Cap Fund

A Special Meeting of shareholders of each above-named Fund will be held on Monday, June 23, 1997, at 9:00 a.m. local time, at the offices of The Montgomery Funds III (the "Trust"), 101 California Street, San Francisco, California 94111.

                                   ----------

                      GENERAL INFORMATION ABOUT THE MEETING

Q:       Who is asking for my vote?

         The Trustees of The Montgomery Funds III, who are responsible for overseeing the Funds have asked that you vote on several matters. The vote will be formally taken at the special meeting (the "Meeting") of shareholders to be held at the offices of the Trust at 101 California Street, San Francisco, California 94111 on Monday, June 23, 1997 at 9:00 a.m. local time and at any and all adjournments thereof.

Q:       How can I vote?

         You may vote in person at the Meeting, or you may vote by returning the enclosed proxy card before the Meeting. You may revoke your proxy at any time before it is exercised by delivering a written notice to The Montgomery Funds III expressly revoking your proxy, by signing and forwarding to the Trust a proxy with a later date, or by attending the Meeting and casting your votes in person.

         The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record by such persons. Montgomery Asset Management, L.P. (the "Manager") will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies, to the extent they are incurred in connection with Proposal no. 1, will be borne by the Manager. Costs that are not related to that proposal will be borne by the Funds, unless such costs are voluntarily paid for by the Manager. In addition to solicitations by mail, some of the officers and employees of the Manager and its affiliates, without any extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. The Manager has hired First Data Investor Services Group, Inc. of Boston to solicit proxies from brokers, banks, other institutional holders and individual shareholders. It is expected that this proxy statement will first be mailed to shareholders on or about May 9, 1997.

Q:       Who is eligible to vote?

         Only shareholders of record at the close of business on April 25, 1997 are entitled to vote at the Meeting and any adjournment thereof.

Q:       What is a quorum and what is the required quorum?

         In order to conduct business at the Meeting, a quorum must be present. A quorum is the minimum number of shares that are required to be present at the Meeting before any business can be conducted related to a Fund. For each proposal, forty percent (40%) of the dollar-weighted voting power of the shares of each Fund entitled to vote shall constitute a quorum for that Fund.

Q:       What is the required vote to approve a proposal?

         For each proposal, all shares of all Funds that are entitled to vote for a proposal shall vote separately by Fund (but not separately by class). For each proposal, the affirmative vote of a majority of the outstanding shares is required for approval. The term "majority" is defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), as the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against each of the proposals.

                                   ----------

         Each Fund is a separate series of The Montgomery Funds III, a Delaware business trust (as defined above, the "Trust").

         At the Meeting, the shareholders of each Fund will be asked to consider and vote on the following proposals:

         1. To approve a new Investment Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. (the "Manager") will be acquired by New Montgomery, a subsidiary of Commerzbank AG;

         2. To authorize the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure;

         3.  To  approve   certain   changes  to  the   fundamental   investment
restrictions of each Fund; and

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of each Fund will vote separately to approve each proposal.

         If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal no. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal no. 1.

         Shareholders of each Fund at the close of business on April 25, 1997 will be entitled to be present and vote at the Meeting. As of that date, the number of shares outstanding for each Fund and their respective total net assets are set forth in table format below:

=============================================================================================
Fund Name                                                Shares Outstanding  Total Net Assets
=============================================================================================
Montgomery Variable Series: Growth Fund                        328,570.802    $ 4,074,242
---------------------------------------------------------------------------------------------
Montgomery Variable Series: Emerging Markets Fund            6,257,513.060    $71,717,869
---------------------------------------------------------------------------------------------
Montgomery Variable Series: International Small Cap Fund       207,661.373    $ 2,294,287
---------------------------------------------------------------------------------------------


         To the knowledge of the Trust's management, at the close of business on April 25, 1997, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

         To the knowledge of the Trust's management at the close of business of April 25, 1997, the only persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit A.

         Each Fund's current investment adviser and administrator is Montgomery Asset Management, L.P., 101 California Street, San Francisco, California 94111. Each Fund's current distributor is Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy but, in the absence of such direction, they intend to vote FOR Proposal no. 1, FOR Proposal no. 2, FOR Proposal no. 3 and may vote in their discretion with respect to other matters not now known to the Board of Trustees but that are presented to the Meeting.

                                 PROPOSAL NO. 1:
                           APPROVAL OF NEW INVESTMENT
                          MANAGEMENT AGREEMENT BETWEEN
                          EACH FUND AND NEW MONTGOMERY

Q:       Why are shareholders being asked to vote on this proposal?

         The Meeting has been called for the purpose of considering a new Investment Management Agreement (the "New Management Agreement") for each Fund as a result of a proposed transaction (the "Proposed Transaction") whereby New Montgomery, a subsidiary of Commerzbank AG, would acquire substantially all the assets of Montgomery Asset Management, L.P., the current investment adviser of each Fund. The Proposed Transaction is discussed further below in "What should I know about the Proposed Transaction?" As required by the Investment Company Act, the existing Investment Management Agreement with the Funds (the "Existing Management Agreement") provides for its automatic termination if an "assignment" occurs. Because the Proposed Transaction would represent an ownership and control change of the Manager, it would constitute an "assignment" and terminate the Existing Management Agreement. Accordingly, the Existing Management Agreement will not be transferred to New Montgomery and, instead, shareholders of each Fund are being asked to approve the New Management Agreement for each Fund.

         The New Management Agreement for each Fund embodies exactly the same terms and fees as its Existing Management Agreement, except that the New Management Agreement would change the effective and termination dates. See "What are the terms of the Existing Management Agreement and the New Management Agreement?" The Manager currently serves as the adviser for each Fund under a Management Agreement dated April 24, 1995 with the Trust (the "Existing Management Agreement" as defined above.)

         The  Trust's  Board  of  Trustees  has  approved  the  New   Management
Agreement, subject to approval by the shareholders of each Fund, to become effective on the consummation of the Proposed Transaction.

Q: What are the terms of the Existing Management Agreement and the New Management Agreement?

         The initial  shareholder of the Trust approved the Existing  Management
Agreement on April 24, 1995. The Existing Management Agreement was approved by the initial shareholder of each Fund on January 28, 1996, February 7, 1996 and September 28, 1996, respectively, and its initial two-year term extends from those dates. Under the Existing Management Agreement, the Manager is entitled to receive from each Fund a management fee (accrued daily but paid when requested by the Manager), based on the value of the average daily net assets of the Fund, according to the following table:

======================================================== ======================== ==============
  Fund Name                                              Average Daily Net Assets Management Fee
                                                                                   (Annual Rate)
======================================================== ======================== ==============
Montgomery Variable Series: Growth Fund                  First $500 million             1.00%
                                                         Next $500 million              0.90%
                                                         Over $1 billion                0.80%
-------------------------------------------------------- ------------------------ --------------

                                       4



======================================================== ======================== ==============
  Fund Name                                              Average Daily Net Assets Management Fee
                                                                                   (Annual Rate)
======================================================== ======================== ==============
Montgomery Variable Series: International Small Cap Fund First $250 million             1.25%
                                                         Over $250 million              1.00%
-------------------------------------------------------- ------------------------ --------------
Montgomery Variable Series: Emerging Markets Fund        First $250 million             1.25%
                                                         Over $250 million              1.00%
-------------------------------------------------------- ------------------------ --------------

         The management fees for the Funds are higher than for most mutual funds. However, this comparison does not take into consideration the differences in management fees based on the type of funds (e.g., emerging markets funds compared to index funds).

         The terms of the New Management Agreement for each Fund are identical in all respects to the Existing Management Agreement, except for different effective and termination dates. A form of the New Management Agreement for the Trust is attached to this Proxy Statement as Exhibit B. The following description of the New Management Agreement is only a summary. You should refer to Exhibit B for the complete New Management Agreement.

         Under the New Management Agreement, New Montgomery would provide certain investment advisory services to each Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the Investment Company Act and the rules thereunder, the governing documents of the Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Trustees. Similar to the current arrangement between the Manager and the Trust, New Montgomery would be required to provide, after the closing of the Proposed Transaction, at its expense, junior officers of the Trust who are affiliated persons of New Montgomery, and office space, facilities and equipment for carrying out its duties under the New Management Agreement. All other expenses incurred in the operation of each Fund will be borne by the relevant Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

         As compensation for its services to each Fund under the New Management Agreement, New Montgomery will be entitled to receive from each Fund fees calculated at the same rate as those charged under the Existing Management Agreement described above. The New Management Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of each Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Management Agreement or interested persons of the Trust or of any such party. The New Management Agreement provides that it may be terminated with respect to a Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the relevant Fund.

         Each Fund offers only one class of shares. Each Fund is responsible for paying the pro-rata share of Trust expenses attributable to that Fund as well as Fund-specific expenses. Although New Montgomery is not required to do so, the New Management Agreement, like the Existing Management Agreement, permits New Montgomery to reimburse each Fund to the extent necessary so that the Fund's ratio of operating expenses to average net assets will not exceed certain voluntary expense limits. The Manager and New Montgomery have agreed to the following expense limits.

================================================================================
Fund Name                                                Voluntary Expense Limit
================================================================================
Montgomery Variable Series: Growth Fund                  1.25%
--------------------------------------------------------------------------------
Montgomery Variable Series: International Small Cap Fund 1.50%
--------------------------------------------------------------------------------
Montgomery Variable Series: Emerging Markets Fund        1.75%
--------------------------------------------------------------------------------


         These limitations are described in the applicable prospectus for each Fund and are voluntary on the part of the Manager and New Montgomery. The
Manager (and New Montgomery) may remove these limitations at any time by amending the prospectus and notifying shareholders.

         The New Management Agreement provides, like the Existing Management Agreement, that New Montgomery would have no liability to a Fund or any shareholders of the Fund for any act or omission in connection with rendering services under the New Management Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of New Montgomery of its duties under the New Management Agreement ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Management Agreement provides that a Fund shall indemnify New Montgomery and its employees, officers and directors from any liability arising from New Montgomery's conduct under the New Management Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

         The New Management Agreement, like the Existing Management Agreement, permits New Montgomery to reduce its advisory fee and to absorb or reimburse a Fund for expenses otherwise the responsibility of the Fund. New Montgomery has voluntarily agreed to expense limitations for each Fund as listed previously. The Manager may seek reimbursement for advisory fees previously waived or operating expenses (other than distribution expenses) absorbed within three years of that waiver under the Existing Management Agreement.

         The New Management Agreement clarifies that New Montgomery may seek reimbursement for the oldest reductions and waivers before payment for current fees and expenses. The Manager effectively recaptures more waived fees and expenses over time using this first-in first-out method because fewer are lost by being too old to recapture. This practice is described in the Funds' prospectuses and the Manager believes it is permitted under the Existing Management Agreement.

         During the year ended December 31, 1996, the Manager earned advisory fees under the Existing Management Agreement in the following amounts. Additional investment advisory fees payable under the Existing Management Agreement may have instead been waived by the Manager, but may be subject to reimbursement in the future by the respective Funds.


-------------------------------------------------------------------------------
Fund Name                                                            Fees Paid
-------------------------------------------------------------------------------
Montgomery Variable Series: Growth Fund                                     $0
-------------------------------------------------------------------------------
Montgomery Variable Series: International Small Cap Fund                    $0
-------------------------------------------------------------------------------
Montgomery Variable Series: Emerging Markets Fund                      $19,504
-------------------------------------------------------------------------------


         During the year ended December 31, 1996, the Funds' total securities transactions generated commissions of $145,114, of which none was paid to Montgomery Securities, the Funds' distributor and an affiliated broker of the Manager. During that period, Montgomery Securities was the sole limited partner of the Manager.

Q:       What should I know about the Proposed Transaction?

         On March 25, 1997,  Montgomery  Securities  ("MS"), the Manager and CAM
Acquisition,   LLC  ("CAM"),   a  newly  organized   subsidiary  of  Commerzbank
Aktiengesellschaft ("Commerzbank"), entered into an agreement (the "Asset Purchase Agreement") providing for the transfer of substantially all the assets comprising the Manager's business to CAM. The purchase price paid to the Manager will have two components. The first component is essentially a fixed price, subject to adjustment for (a) intercompany arrangements between MS and the Manager, (b) failures to obtain client consents to new advisory agreements, (c) certain balance sheet adjustments and (d) transaction expenses. The second component of the purchase price will be determined based on the distributable income of the Manager as of March 31, 1997, subject to adjustments substantially similar to the adjustments to the fixed purchase price and certain further adjustments. The purchase price will be paid in cash or, at the election of the Manager, partially in the form of a promissory note guaranteed by Commerzbank. Under the Asset Purchase Agreement, the Manager is obligated to pay a portion of the purchase it receives to certain senior employees of the Manager, as noted below.

         CAM, a Delaware limited liability company, presently has two members. Commerzbank directly holds a 99.99% interest; Commerzbank Asset Management USA Corporation ("CAM USA"), a Delaware corporation, which is an indirect subsidiary of Commerzbank, holds the remaining 0.01% interest. Upon the closing of the transaction, CAM USA will withdraw as a member of CAM. CAM will change its name to Montgomery Asset Management, LLC ("New Montgomery"). CAM will file an application for registration as an investment adviser with the Securities and Exchange Commission and all relevant state securities commissions. It is expected that all such registrations will be effective before the closing of the Proposed Transaction.

         Commerzbank, the third largest publicly held commercial bank in Germany, has total assets of approximately $268 billion. Commerzbank's shares are traded on all of Germany's stock exchanges and on other exchanges around the world. Commerzbank's shares are widely held and, to its knowledge, there is no stockholder owing 5% or more of its stock. Commerzbank and its affiliates had over $79 billion in assets under management as of December 31, 1996 for both its domestic and institutional clients. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.

         As of the closing of the Proposed Transaction, Commerzbank will hold the majority of the voting interests in New Montgomery; certain officers and employees of the Manager, including substantially all of those who will receive a portion of the purchase price, will hold the remaining interests (in the aggregate, a significant minority equity interest) in New Montgomery. The interests of the officers and employees of the Manager will be subject to various put and call rights and to repurchase in the event of an individual's termination of service for New Montgomery. An individual's rights with respect to his or her interest in New Montgomery differ depending upon both the nature and the timing of his or her termination of service for New Montgomery. As of the closing, no officer or employee of the Fund will hold 10% or more of the voting interests in New Montgomery. In connection with the transaction, Mr. R. Stephen Doyle, a trustee of the Funds, will be an officer and director of New Montgomery. Mr. Doyle will purchase approximately 2.75% of the equity interests in New Montgomery. In consideration for the performance of future services, Mr. Doyle will receive additional equity interests in New Montgomery subject to vesting. All of Mr. Doyle's interests in New Montgomery will be subject to the put, call and repurchase rights noted above. At all times, Commerzbank will retain the majority of the voting interests in New Montgomery.

         Certain senior officers and employees of the Manager, including Mr. Doyle, are expected to enter into employment agreements with New Montgomery, with terms ranging from 4 1/2 to 6 years. In addition, such senior officers and employees, as well as certain other senior employees of the Manager, will be eligible to receive a special bonus if they provide services to New Montgomery for the period ending December 31, 1997, or if their service for New Montgomery terminates during 1997 due to death, disability, a termination without cause or a termination for good reason.

         The following officers and employees of the Manager who are also officers or trustees of the Funds will receive a portion of the purchase price and will be eligible to receive the special 1997 bonus from New Montgomery: John
D. Boich, John H. Brown, Oscar A. Castro, David E. Demarest, R. Stephen Doyle, Mark B. Geist, Kevin T. Hamilton, Roger W. Honour, Josephine S. Jimenez, Dana Schmidt, Bryan L. Sudweeks, William C. Stevens and John T. Story. These officers and employees of the Manager, together with selected other employees of the Manager, are expected to acquire, in the aggregate, a significant minority interest in New Montgomery at the closing.

         It is presently anticipated that the transaction will close on July 31, 1997, subject to satisfaction of conditions to closing, which include (a) approval of the New Management Agreement between the Funds and New Montgomery;
(b) consents of clients accounting for specified fee revenues during the 12-month period prior to March 31, 1997; (c) execution of employment agreements by specified senior employees of the Manager; and (d) approval of the Board of Governors of the Federal Reserve System. The Federal Reserve may require satisfaction of certain conditions as part of its approval, which could affect the terms of the Proposed Transaction or the services New Montgomery can provide to the Funds.

         As required by the Investment Company Act, the Existing Management Agreement provides for its automatic termination upon its "assignment." The completion of the Proposed Transaction is expected to cause an assignment, as that term is defined in the Investment Company Act, of the Existing Management Agreement and, consequently, its termination. Accordingly, the New Management Agreement with New Montgomery to take effect upon the closing of the transaction is being proposed with respect to the Funds, as more fully described below. If the New Management Agreement is not approved by a Fund's shareholders, the Existing Management Agreement will continue in effect in accordance with its terms. In that event, the Fund understands that the parties to the Asset Purchase Agreement could nevertheless agree to proceed with the transaction and, if the transaction occurs, the Existing Management Agreement would be deemed to terminate automatically upon the consummation of the transaction. If such a termination were to occur, the Trustees of the Fund would then make arrangements for the management of the Fund's investments as they believed appropriate and in the best interests of the shareholders.

         It is expected that New Montgomery will continue to operate with the same investment personnel and that the same persons who are presently responsible for the investment policies of the Manager will continue to direct the investment policies of New Montgomery following the closing of Proposed Transaction. No changes in the Manager's method of operation, or the location where it conducts its business, are contemplated. More information about New Montgomery and Commerzbank is provided under "What else should I know about New Montgomery and Commerzbank?"

Q: Who will be the distributor and administrator of the Funds following the Proposed Transaction?

         The Manager anticipates that, after the closing of the Proposed Transaction, Montgomery Securities (the current Distributor for the Funds) will no longer serve as the Distributor for the Funds. The Manager expects that an entity not affiliated with the Manager or New Montgomery will be the distributor of the Funds.

         After the closing of the Proposed Transaction, New Montgomery will replace the Manager as administrator of the Funds.

Q:       Do any special legal requirements apply to the Proposed Transaction?

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser and its affiliated persons may receive any amount or benefit as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or as a result of any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, may directly or indirectly receive anything of value from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person as part of a securities or property transaction with the investment company (other than fees for bona fide principal underwriting services). No arrangements that would constitute an "unfair burden" are contemplated in the Proposed Transaction. In the Asset Purchase Agreement, New Montgomery has agreed not to take or recommend any action that would cause the imposition of an unfair burden on any Fund.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. In the Asset Purchase Agreement, New Montgomery has agreed to use its best efforts to ensure that the second condition is met. In order to ensure that this condition is satisfied from the date of the consummation of the Proposed Transaction, Jerome S. Markowitz, who is currently a Trustee of the Trust and who is considered an "interested person" because of his position with Montgomery Securities, will resign as a Trustee.

Q:       What should I know about the Manager?

         Montgomery Asset Management, L.P. is the Funds' Manager. The Manager, a California limited partnership, was formed in 1990 as an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Since then, the Manager has advised private accounts as well as the Funds. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Group Holdings, LLC, whose members are also owners of Montgomery Securities, the Funds' distributor. Under the Investment Company Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of the Manager. After the Proposed Transaction Commerzbank and a number of employees who are currently employees of the Manager will have ownership interests in New Montgomery, as described under "What should I know about the Proposed Transaction?"

         The Manager's principal executive officers are set forth below. The address of each, as it relates to his duties at the Manager, is the same as that of the Manager.

Name                      Age    Position with the Manager
----                      ---    -------------------------
R. Stephen Doyle          57     Chairman  and Chief  Executive  Officer  of the  Manager
                                 since 1990.

Mark B. Geist             44     President of the Manager since 1990.

John T. Story             56     Executive  Vice  President  of the  Manager.  Mr.  Story
                                 joined the Manager in 1994.

David E. Demarest         43     Managing  Director and Chief  Administrative  Officer of
                                 the Manager. Mr. Demarest joined

                                       10


                                 the Manager in 1994.

Mary Jane Fross           45     Vice  President  and  Controller  for the  Manager.  Ms.
                                 Fross joined the Manager in 1993.

Dana E. Schmidt           34     Principal and Chief Compliance Officer of the Manager.
                                 Ms. Schmidt joined the Manager in 1992.

Kevin T. Hamilton         35     Managing Director and chair of the Investment Oversight
                                 Committee for the Manager.  Mr. Hamilton joined the
                                 Manager in 1991.

Roger W. Honour           42     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Mr. Honour joined the Manager in 1993.

Oscar A. Castro           42     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Mr. Castro joined the Manager in 1993.

Stuart O. Roberts         42     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Mr. Roberts joined the Manager in 1990.

John D. Boich             36     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Mr. Boich joined the Manager in 1993.

Josephine S. Jimenez      42     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Ms. Jimenez joined the Manager in 1991.

Bryan L. Sudweeks, Ph.D.  42     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Dr. Sudweeks joined the Manager in 1991.

William C. Stevens        41     Managing  Director and Senior Portfolio  Manager for the
                                 Manager. Mr. Stevens joined the Manager in 1992.

John H. Brown             35     Managing  Director and Senior Portfolio  Manager for the
                                 Manager.  Mr. Brown joined the Manager in 1994.

Q:       What else should I know about New Montgomery and Commerzbank?

         Commerzbank Aktiengesellschaft, a corporation organized under the laws of Germany, is Germany's third largest publicly held commercial bank. To the knowledge of Commerzbank, no person owns 5% or more of its stock.

         CAM, a Delaware limited liability corporation, is currently owned by Commerzbank and CAM USA, an indirect subsidiary of Commerzbank. CAM was organized for the purpose of the proposed transaction. It presently has no operations and, therefore, no principal office. Its President is Dr. Heinz J. Hockmann and its Secretary and Treasurer is Martin Schuller, each of whom is an employee of Commerzbank. The principal offices of Commerzbank are located at Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann and Mr. Schuller is Gutleustrasse 82, Frankfurt am Main, Germany. Management of New Montgomery will be the responsibility of a Board of Directors elected by the members of New Montgomery. The initial directors of New Montgomery are expected to be Martin Kohlhaussen, Chairman of the Board of Managing Directors of Commerzbank; Dietrich-Kurt Frowein, member of the Board of Managing Directors of Commerzbank; Dr. Heinz J. Hockmann, Executive Vice President of Commerzbank; Andreas Kleffel, Executive Vice President of Commerzbank; R. Stephen Doyle; and Mark B. Geist. With the exceptions of Mr. Doyle and Mr. Geist, each of whom will be employees of New Montgomery, the other directors are employees of Commerzbank. The address of Mr. Kohlhaussen and Mr. Frowein is Neue Mainzer Strasse 32-36, Frankfurt am Main, Germany. The address of Dr. Hockmann is Gutleustrasse 82, Frankfurt am Main, Germany. The address of Mr. Kleffel is Two World Financial Center, New York, New York 10281. The address of Mr. Doyle and Mr. Geist is 101 California Street, San Francisco, California.

Q: What factors did the Trustees consider in approving the New Management Agreement?

         The Board of Trustees of the Trust believes that the terms of the New Management Agreement are fair to, and in the best interest of, the Trust, each Fund and the shareholders. The Board of Trustees, including all of the disinterested Trustees, recommends that the shareholders of each Fund approve the New Management Agreement between New Montgomery and the Fund.

                  On January 20, 1997, February 21, 1997 and February 27, 1997, the members of the Board of Trustees of the Trust who are not affiliated with the Manager met with representatives of the Manager and with the disinterested Trustees' separate legal counsel to review the terms of the Proposed Transaction and to consider the possible effects of the Proposed Transaction on the Funds. They also met with Dr. Heinz J. Hockmann, an executive Vice President of Commerzbank and head of its Asset Management Division on January 20, 1997. On February 27, 1997, the Board of Trustees for the Trust determined to approve in principle the New Management Agreement and recommend the New Management Agreement to shareholders of the Funds for their approval. The Trustees expect to complete their consideration of the Proposed Transaction in May 1997. The Trustees currently know of no reason that would cause them to disapprove the Proposed Transaction.

         In evaluating the New Management Agreement, the Board of Trustees reviewed materials furnished by the Manager and Commerzbank. Those materials included information regarding the Manager, Commerzbank, their respective affiliates and their personnel, operations and financial condition and the terms of the Proposed Transaction and the possible effects on the Funds and the shareholders of the Funds as a result of the Proposed Transaction. Representatives of the Manager discussed the anticipated effects on the Funds and, together with representatives of Commerzbank, indicated their belief that as a consequence of the Proposed Transaction, the operations of the Trust and the capability of the Manager to provide services to the Funds would not be adversely affected and could be enhanced from the resources of Commerzbank, although there could be no assurance as to any particular benefits that would result.

         In making this recommendation, the Trustees deemed to be especially important the experience of the Manager's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality of services New Montgomery is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to New Montgomery. The Trustees also specifically considered the following to be relevant to their recommendations: (1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the favorable relative performance of the Funds since commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to the Funds by New Montgomery; (4) the importance of such research and services to the fulfillment of the particular investment objective and policies of each Fund; (5) that the compensation payable to New Montgomery by each Fund under the New Management Agreement will be at the same rate as the compensation now payable by each Fund to the Manager under the Existing Management Agreement; (6) that the terms of the Existing Management Agreement will be unchanged under the New Management Agreement except for different effective and termination dates and other minor differences discussed elsewhere in this Proxy Statement; (7) the favorable history, reputation, qualification and background of the Manager and Commerzbank, as well as the qualifications of their personnel and their respective financial conditions; (8) the commitment of New Montgomery to pay or reimburse each Fund for the expenses incurred in connection with the Proposed Transaction so that shareholders of the Funds would not bear those expenses; (9) the benefits expected to be realized as a result of New Montgomery's affiliation with Commerzbank, including the resources of Commerzbank that would be available to New Montgomery; and (10) other factors they deemed relevant.

         The Manager has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Transaction. Accordingly, the Board of Trustees believe that each Fund should receive investment advisory services under the New Management Agreement equal or superior to those it currently receives under the Existing Management Agreement, at the same fee levels.

Q: What is the required vote to approve the New Management Agreement and the Trustees' recommendation?

         At the Meeting, shareholders of each Fund will vote separately on the New Management Agreement proposed for that Fund. The Board of Trustees of the Trust recommends that the shareholders of each Fund approve the New Management Agreement.

         For each Fund, the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required to approve the New Management Agreement with respect to that Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares. See "General Information -- What is the required vote to approve a proposal?"

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS APPROVE THE NEW MANAGEMENT AGREEMENT.

                                    * * * * *

                                 PROPOSAL NO. 2:
                                 APPROVAL OF THE
                           CONVERSION OF EACH FUND TO
                            A MASTER-FEEDER STRUCTURE

Q:       What are shareholders being asked to approve?

         Shareholders of each Fund are requested to authorize the Board of Trustees of the Trust to convert the Fund, if deemed appropriate, to a feeder fund in a master-feeder structure. No such conversion is now contemplated. Although the Board probably could now authorize the conversion of any Fund to such a structure, approval of this proposal would remove some uncertainty in the law about the Board's authority in this matter.

Q:       What is a master-feeder structure?

         Under a master-feeder structure, the assets of mutual funds with common investment objectives and substantially the same investment policies are pooled together and, rather than being managed separately, are "fed" into a combined pool for portfolio management purposes. The individual funds are known as "feeder" funds and the pool (which may be a domestic or foreign entity) is known as the "master" fund. Generally, it is believed that a master fund, which pools the assets of multiple feeder funds, is an efficient vehicle to provide an effective means of creating large asset pools, thereby providing economies of scale and reduction of per share operating expenses.

         In a master-feeder structure, a Fund (after it has become a feeder fund), may withdraw its investment in a master fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Fund to do so or if the investment policies or restrictions of the master fund change so that they are inconsistent with the policies and restrictions of the feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having substantially the same investment objectives and policies as the Fund or the investment of the Fund's assets directly in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objectives and policies cannot be found, the shareholders of the Fund would not be able to derive the benefits of the master-feeder fund structure.

Q: If the shareholders approve the conversion, when would the actual conversion occur?

         The Board of Trustees of the Trust would approve a conversion of a Fund only if it believes that such a conversion is in the best interests of the Fund and its shareholders. Shareholders of the Fund to be converted also would be given at least 30-days' prior written notice of any such action.

         The time and terms of the conversion of a Fund, if it happens at all, will be decided by the Trustees for each Fund as fiduciaries of the shareholders of each Fund. The timing of such conversion would depend upon the existence of opportunities to pool assets with those of other related feeder funds. Currently, no Fund has plans to convert to a master-feeder structure. It is, however, more economical and efficient to have shareholders' authorization in place. Otherwise, a special meeting of shareholders of a series of the Trust may have to be called whenever a Fund decides to convert to a master-feeder structure. This may result in added expenses and delay the Fund's ability to participate in appropriate business opportunities.

Q: What are the benefits of converting each Fund to a master-feeder structure?

         As discussed above, the primary benefit of converting a Fund to a "feeder fund" in a master-feeder structure is the potential reduction of per share total operating expenses that may result through economies of scale derived from the Fund's investing in a much larger pool of assets. Furthermore, a master-feeder structure would also allow the Manager to attract additional investments in the fund complex that are not otherwise available to the Fund through the normal distribution channels under its current structure, thereby further assisting the Fund in achieving better economies of scale. For example, certain foreign investments are extremely complex and expensive to complete. In those cases where the foreign investment is suitable for more than one Fund, a single, master Fund could more efficiently and economically make the investment rather than several separate funds.

Q:       What is the required vote to approve the conversion for each Fund?

         At the Meeting, shareholders of each Fund will vote to grant the requested authority to the Board of Trustees with respect to each Fund. The Board of Trustees of the Trust recommends that the shareholders of each Fund approve this authorization. The affirmative vote of the holders of a majority of the outstanding shares of each Fund is required to approve this proposal with respect to the Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. See "General Information -- What is the required vote to approve a proposal?"

             THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE
        SHAREHOLDERS OF EACH FUND APPROVE THE GRANT OF AUTHORITY TO THE
         BOARD OF TRUSTEES CONCERNING THE POSSIBLE FUTURE CONVERSION OF
                    EACH FUND TO A MASTER-FEEDER STRUCTURE.


                                    * * * * *

                                 PROPOSAL NO. 3:
                                   APPROVAL OF
                       CERTAIN CHANGES TO THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF EACH FUND

Q:       What are shareholders being asked to approve?

         Shareholders of each Fund are requested to approve two changes to the fundamental investment restrictions of each Fund. Currently, the borrowing limitations differ among the Funds. The table below shows the current borrowing limitations and securities lending restrictions for each Fund.

========================================= ============================== ==============================
                                                                              Securities Lending
                                               Borrowing Limitation               Restrictions
========================================= ============================== ==============================
                                          Not To Exceed  Not To Exceed   Not to Exceed   Not to Exceed
                                          10% of Total    One-Third of   10% of Total     30% of Total
                                           Fund Assets     Total Fund     Fund Assets     Fund Assets
                                                             Assets
----------------------------------------- ------------- --------------  --------------  ---------------

Montgomery Variable Series: Growth Fund         X                            X
----------------------------------------- ------------- --------------  --------------  ---------------

Montgomery Variable Series: International                       X            X
Small Cap Fund
----------------------------------------- ------------- --------------  --------------  ---------------

Montgomery Variable Series: Emerging            X                            X
Markets Fund
----------------------------------------- ------------- --------------  --------------  ---------------


Shareholders of each Fund are requested to approve a change in the fundamental investment restrictions to each Fund so that each Fund may (1) enter into borrowings not to exceed one-third of total Fund assets and (2) engage in securities lending not to exceed the maximum amount permitted by law, currently 30% of total Fund assets. The exact wording of the investment restriction would be as follows:

Borrowing Limitation

             "[A Fund may not] borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Fund may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets."

Securities Lending Restrictions

             "[A Fund may not] make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities up to the maximum amount permitted by law, currently 30% of total fund assets, as described above and in its Prospectus, or
             (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan."

Q:       What are the reasons for changing the investment restrictions?

         Under applicable securities laws, before shares of each new Fund can be publicly offered, a prospectus and statement of additional information must be reviewed by the staff of the Securities and Exchange Commission and, until recently, also by the staff of other state securities commissions, for compliance with securities laws and regulations and current staff disclosure preferences. Over time, different regulators (typically state regulators) who have reviewed different Funds have requested certain initial investment restrictions be established at different levels. In addition, the Manager's operational and investment needs with respect to these restrictions have changed over time. The cumulative effects of these ad hoc regulatory comments and shifting needs have resulted in inconsistencies of investment restrictions among the Funds, even for Funds with similar investment objectives. Such inconsistencies in the Funds' fundamental investment restrictions have made it more difficult for compliance personnel to monitor the Funds' compliance with those restrictions and may have indirectly increased the operating expenses of the Funds. The confusion caused by different investment restrictions also has complicated the Funds' business relationships. For example, the varied borrowing restrictions for the Funds have created complications in negotiating and documenting the Funds' credit line. The Manager believes that the current differences in these investment restrictions are not justified under present circumstances and not likely to be justified under future circumstances.

         Shareholders of each Fund should note that there is an increased risk of loss when a Fund uses a larger portion of its assets to engage in borrowing and securities lending transactions. Shareholders are also reminded that borrowing involves certain risks including interest rate risks and increased expenses to the Fund. Securities lending also involves certain risks including potential default of the counterparty, which may cause a loss to the Fund.

Q: What is the required vote to approve the changes to the investment restrictions?

         At the Meeting, shareholders of each Fund will vote on the changes to the investment restrictions of each Fund. The Board of Trustees of the Trust recommends that the shareholders of each Fund approve the changes to the investment restrictions. The affirmative vote of the holders of a majority of the outstanding shares of each Fund is required to approve the changes with respect to such Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. See "General Information -- What is the required vote to approve a proposal?"

             THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE
           SHAREHOLDERS OF EACH FUND APPROVE THE CHANGE IN INVESTMENT
                           RESTRICTIONS OF EACH FUND.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust, and the most recent Semi-Annual
Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to The Montgomery Funds III, 101 California Street, San Francisco, California 94111, (800) 572-3863 (toll free).

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                            R. Stephen Doyle
                                            Chairman and Chief Executive Officer

San Francisco, California
May 9, 1997

                                  EXHIBITS LIST
                                  -------------



Exhibit A         List of persons owning beneficially more than 5% of the
                  outstanding shares of each Fund

Exhibit B         Form of new Investment Management Agreement

                                    Exhibit A

             List of persons owning beneficially more than 5% of the

                         outstanding shares of each Fund

                                    EXHIBIT A

                             LIST OF 5% SHAREHOLDERS

         As of the record date, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the shares of the respective Funds indicated:


Name of Fund/Name and                                Number of         Percent
Address of Record Owner                              Shares Owned      of Shares
-----------------------                              ------------      ---------

Growth Fund

         Fortis Financial Group                        85,398.59          25.99
         500 Bielenberg Drive
         Woodbury, MN 55125

         Providian Life and                            44,572.89          13.57
         Health Company
         400 W. market Street
         Louisville, KY 40202

         Benefitscorp Equities, Inc.                  146,655.05          44.63
         8515 E. Orchard Road
         Inglewood, CO 80111

         Montgomery Securities                         53,386.89          16.25
         600 Montgomery Street
         San Francisco, CA 94111

International Small Cap Fund

         Benefitscorp Equities, Inc.                  103,823.11          50.00
         8515 E. Orchard Road
         Inglewood, CO 80111

         Montgomery Securities                        100,498.13          48.40
         600 Montgomery Street
         San Francisco, CA 94111

Emerging Markets Fund

Name of Fund/Name and                                Number of         Percent
Address of Record Owner                              Shares Owned      of Shares
-----------------------                              ------------      ---------

         American Skandia Life                      5,820,772.97          93.01
         Assurance Corporation
         1 Corporate Drive
         Shelton, CT 06481

                                    Exhibit B

                   Form of new Investment Management Agreement

                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT made as of the _____th day of _______________________, 1997, by and between THE MONTGOMERY FUNDS III, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and MONTGOMERY ASSET MANAGEMENT, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").


                                   WITNESSETH:


         WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

         1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

         2. Duties of Manager.

            (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative service or distribution services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

            (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

         It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

            (c) Administrative Services. The Manager shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

         3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

         4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

         6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

         7. Expenses.

            (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

            (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's Shareholders and Board of Trustees that are properly payable by the Fund;
salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

            (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

         8. Investment Advisory and Management Fee.

            (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

            (b) The management fee shall be accrued daily by each Fund and paid to the Manager upon its request.

            (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

            (d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Manager has agreed. The Manager generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

            (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

         9. Fund Share Activities of Managers Partners, Officers and Employees. The Manager agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

         10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

         11. Manager's Liabilities.

            (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

            (b) The Funds shall  indemnify  and hold  harmless the Manager,  its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

            (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

         13. Term. This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of each Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

         14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

         15.   Termination  by  Assignment.   This  Agreement   shall  terminate
automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

         16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

         17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         18.  Definitions.   The  terms  "majority  of  the  outstanding  voting
securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

         19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

         20.  Captions.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

THE MONTGOMERY FUNDS III                     MONTGOMERY ASSET MANAGEMENT, L.L.C.

By:  _____________________________           By:  _____________________________

Title: ___________________________           Title: ___________________________

                                   Appendix A

                                  Fund Schedule


o Montgomery Variable Series: Growth Fund          o Montgomery Variable Series:
                                                     Emerging Markets Fund
o Montgomery Variable Series: International
  Small Cap Fund

                                   Appendix B

                                  Fee Schedule



1  Montgomery Variable Series: Growth     1.00% of the first $500 million of net
   Fund                                   assets; plus 0.90% of the next $500
                                          million of net assets; plus 0.80% of
                                          net assets over $1 billion.

2  Montgomery Variable Series: Emerging   1.25% of the first $250 million of net
   Markets Fund                           assets; plus 1.00% of net assets over
                                          $250 million.

3  Montgomery Variable Series:            1.25% of the first $250 million of net
   International Small Cap Fund           assets; plus 1.00% of net assets over
                                          $250 million.

                                                                      APPENDIX A

                                  FORM OF PROXY

                            THE MONTGOMERY FUNDS III
                         SPECIAL MEETING OF SHAREHOLDERS

                                  June 23, 1997

                             SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                            THE MONTGOMERY FUNDS III


                  The undersigned hereby appoints Mark B. Geist and David E. Demarest, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fund noted below (the "Fund"), a separate series of The Montgomery Funds III (the "Trust"), to be held on June 23, 1997 at the offices of The Montgomery Funds III, 101 California Street, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 25, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on April 25, 1997. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

                   Please vote by filling in the boxes below.


                  1. To approve a new Investment Management Agreement between the Fund and CAM Acquisition, LLC ("New Montgomery") pursuant to which New Montgomery will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P. will be acquired by New Montgomery, a subsidiary of Commerzbank AG:

                  FOR [  ]          AGAINST [  ]             ABSTAIN [  ]


                  2. To authorize the Board of Trustees to approve any future conversion of the Fund to a feeder fund in a master/feeder fund structure:

                  FOR [  ]          AGAINST [  ]             ABSTAIN [  ]

                  3. To approve certain changes to the fundamental investment restrictions of the Fund:

                  FOR [  ]          AGAINST [  ]             ABSTAIN [  ]



Dated:  ______________, 1997
                                             ___________________________________
                                             Signature(s) (if held jointly)


[Shareholder Name]                           ___________________________________
                                             Title (if applicable)
[Address]

[Address]

[Fund Name]

[Shares Held]


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy only to vote shares of the above-named Fund. If you own shares of more than one Fund in the Montgomery family of mutual funds, you will receive a separate Proxy for each Fund. You may not use this Proxy to vote for another Fund, or to vote shares of more than one Fund.




                                      -2-